COMCAST CORPORATION

                              1996 CASH BONUS PLAN

                 (Amended and Restated, Effective June 21, 1999)

                  1.       PURPOSE

                           The purpose of the Plan is to promote the ability of
Comcast Corporation (the "Company") and its Subsidiaries (as defined below) to retain and recruit employees and enhance the growth and profitability of the Company by providing the incentive of short-term and long-term cash bonus awards for continued employment and the attainment of performance objectives.

                  2.       DEFINITIONS

                           (a) "Affiliate" means, with respect to any Person,
any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control," including its correlative terms "controlled by" and "under common control with," mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                           (b) "Applicable Percent" means the percentage that
corresponds to a Modified Target, as identified in Exhibit A.

                           (c) "Annual Amount at Risk" means the amount
designated by the Committee for each Plan Year as the maximum portion of the Award payable for such Plan Year, provided that the "Annual Amount at Risk" for the last Plan Year of an Award shall not include the Last Year Amount at Risk.

                           (d) "Award" or "Cash Bonus Award" means a cash bonus
award granted under the Plan.

                           (e) "Award Period" means the period extending from
January 1 of the first Plan Year for which there is an Annual Amount at Risk through December 31 of the last Plan Year for which there is an Annual Amount at Risk.

                           (f) "Base Year" means 1995, except as otherwise
provided by the Committee and provided in an Award.

                           (g) "Board" means the Board of Directors of the
Company.

                           (h) "C" means the Consolidated Operating Cash Flow of
the Company, the Cable Division or the Cellular Division, as applicable, for the Base Year.

                           (i) "Cable Division" means the Company's cable
television business, as determined by the Committee in its sole discretion.

                           (j) "Cellular Division" means the Company's cellular
telephone business, as determined by the Committee in its sole discretion.

                           (k) "Change of Control" means any transaction or
series of transactions as a result of which any Person who was a Third Party immediately before such transaction or series of transactions directly or indirectly owns then-outstanding securities of the Company having more than 50 percent of the voting power for the election of directors of the Company.

                           (l) "Committee" means the Subcommittee on Performance
Based Compensation of the Compensation Committee of the Board.

                           (m) "Company."

                                (i) Except as otherwise provided in Paragraph
2(m)(ii), "Company" means Comcast Corporation, a Pennsylvania corporation, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

                                (ii) For purposes of determining an Eligible
Employee's employer, "Company" means Comcast Corporation, a Pennsylvania corporation.

                           (n) "Compounded Annual Growth Rate" means the value
determined under the following mathematical formula:

                                                           n
                                                    C[(1+r)  ]

where C, r and n have the definitions provided in this Paragraph 2 of the Plan.

                           (o) "Consolidated Operating Cash Flow" means the
consolidated operating income plus depreciation and amortization, of the Company, the Cable Division or the Cellular Division, as applicable, for a Plan Year, as determined by the Committee in accordance with generally accepted accounting principles. If the results of operations of a business acquired or disposed of after December 31 of the Base Year would, under generally accepted accounting principles, be included (in the case of an acquisition) or excluded (in the case of a disposition) from the consolidated financial statements of the Company, the Cable Division or the Cellular

Division, as applicable, from the date of acquisition or disposition, and, in such event, the Committee decides in its sole discretion that such inclusion or exclusion will materially affect the comparability of such amount for the Plan Year in which the acquisition or disposition occurs and each Plan Year thereafter to that for the Base Year, then for the purpose of determining whether the Target has been met for the Plan Year in which the acquisition or disposition occurs and each Plan Year thereafter only, the Consolidated Operating Cash Flow for the Base Year shall be restated to account for such acquisition or disposition as if it had occurred on January 1 of the Base Year, using actual historical financial information for the acquired or disposed of business. The Committee may also decide in its sole discretion that an event (such as a non-recurring item or the results of a start-up or development stage business) in a Plan Year will materially affect the comparability of the results of operations for such Plan Year to that for the Base Year, in which case the Committee may restate the results of operations for such Plan Year to make an equitable adjustment thereto.

                           (p) "Cumulative Annual Amount at Risk" means, for any
Plan Year, the sum of the Annual Amount at Risk for such Plan Year and each preceding Plan Year in the Award Period.

                           (q) "Date of Grant" means the date on which an Award
is granted.

                           (r) "Eligible Employee" means an employee of the
Company or a Subsidiary, as determined by the Committee.

                           (s) "Grantee" means an Eligible Employee who is
granted an Award.

                           (t) "Last Year Amount at Risk" means the amount
designated by the Committee as the portion of the Award at risk for the last Plan Year in the Award Period, provided that the "Last Year Amount at Risk" shall not include the portion of the Award designated by the Committee as the Annual Amount at Risk for the such Plan Year.

                           (u) "Modified Target" means for any Plan Year
beginning after 1996, Consolidated Operating Cash Flow for the Company, the Cable Division or the Cellular Division, as applicable, which equals or exceeds a percentage of the Compounded Annual Growth Rate for such Plan Year as established by the Committee for the Company, the Cable Division or the Cellular Division, as applicable; provided that any fractional percentage shall be rounded to the nearest identified percentage.

                           (v) "n" means a value applied for purposes of
determining the Compounded Annual Growth Rate for the Company, the Cable Division or the Cellular Division, as applicable, as follows:

                                (i) for purposes of determining Compounded
Annual Growth Rate for the first Plan Year beginning after the Base Year, n = 1.

                                (ii) for purposes of determining Compounded
Annual Growth Rate for the second Plan Year beginning after the Base Year, n=2.

                                (iii) for purposes of determining Compounded
Annual Growth Rate for the third Plan Year beginning after the Base Year, n = 3.

                                (iv) for purposes of determining Compounded
Annual Growth Rate for the fourth Plan Year beginning after the Base Year, n=4.

                                (v) for purposes of determining Compounded
Annual Growth Rate for the fifth Plan Year beginning after the Base Year, n = 5.

                           (w) "Person" means an individual, a corporation, a
partnership, an association, a trust or any other entity or organization.

                           (x) "Plan" means the Comcast Corporation 1996 Cash
Bonus Plan, as set forth herein, and as amended from time to time.

                           (y) "Plan Year" means the calendar year.

                           (z) "r" means the interest rate established by the
Committee for purposes of determining the Compounded Annual Growth Rate for the Company, the Cable Division or the Cellular Division, as applicable.

                           (aa) "Roberts Family." Each of the following is a
member of the Roberts Family:

                                (i) Brian L. Roberts;

                                (ii) a lineal descendant of Brian L. Roberts; or

                                (iii) a trust established for the benefit of any
of Brian L. Roberts and/or a lineal descendant or descendants of Brian L.
Roberts.

                           (bb)     "Subsidiary" means:

                                (i) a corporation that, at the time in question,
is a subsidiary corporation of the Company, within the meaning of section 424(f) of the Code; and

                                (ii) Jones Intercable, Inc. and each corporation
that, at the time in question, is a subsidiary corporation of Jones Intercable, Inc. within the meaning of section 424(f) of the Code.

                           (cc) "Target" means, for any Plan Year beginning
after the Base Year, Consolidated Operating Cash Flow for the Company, the Cable Division or the Cellular Division, as applicable, which equals or exceeds the Compounded Annual Growth Rate for such Plan Year, based on the annualized interest rate, "r," established by the Committee for the Company, the Cable Division or the Cellular Division, as applicable.

                           (dd) "Terminating Event" means any of the following
events:

                                (i) the liquidation of the Sponsor; or

                                (ii) a Change of Control.

                           (ee) "Third Party" means any Person, together with
such Person's Affiliates, provided that the term "Third Party" shall not include the Company, an Affiliate of the Company or any member or members of the Roberts Family.

                           (ff) "Total Annual Amounts at Risk" means the sum of
the Annual Amounts at Risk for an Award.

                  3.       RIGHTS TO BE GRANTED

                           Rights that may be granted under the Plan are rights
to cash payments, payable in accordance with the terms of the Plan and the Award document.

                  4.       ADMINISTRATION OF THE PLAN

                           (a) Administration. The Plan shall be administered by
the Committee.

                           (b) Grants. Subject to the express terms and
conditions set forth in the Plan, the Committee shall have the power, from time to time, to:

                                (i) select those Eligible Employees to whom
Awards shall be granted under the Plan, to determine the amount of cash to be paid pursuant to each Award, and, pursuant to the provisions of the Plan, to determine the terms and conditions of each Award; and

                                (ii) interpret the Plan's provisions, prescribe,
amend and rescind rules and regulations for the Plan, and make all other determinations necessary or advisable for the administration of the Plan.

The determination of the Committee in all matters as stated above shall be conclusive.

                           (c) Meetings. The Committee shall hold meetings at
such times and places as it may determine. Acts approved at a meeting by a majority of the members of the

Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

                           (d) Exculpation. No member of the Committee shall be
personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Awards thereunder unless (i) the member of the Committee has breached or failed to perform the duties of his office, and (ii) the breach or failure to perform constitutes self-dealing, wilful misconduct or recklessness; provided, however, that the provisions of this Paragraph 4(d) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute.

                           (e) Indemnification. Service on the Committee shall
constitute service as a member of the Board. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Articles of Incorporation and By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards thereunder in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of the action, suit or proceeding.

                  5.       ELIGIBILITY

                           Awards may be granted only to Eligible Employees of
the Company and its Subsidiaries, as determined by the Committee. No Awards shall be granted to an individual who is not an Eligible Employee of the Company or a Subsidiary.

                  6.       CASH BONUS AWARDS

                           The Committee may grant Awards in accordance with the
Plan. The terms and conditions of Awards shall be set forth in writing as determined from time to time by the Committee, consistent, however, with the following:

                           (a) Time of Grant. All Awards shall be granted within
five years from the date of adoption of the Plan by the Board.

                           (b) Non-uniformity of Awards. The provisions of
Awards need not be the same with respect to each Grantee.

                           (c) Awards and Agreements. The terms of each Award
shall be reflected in an Award document in form and substance satisfactory to the Committee.

                           (d) Conditions to Payment of Awards. The Committee
shall establish such conditions on the payment of a bonus pursuant to an Award as it may, in its sole discretion, deem appropriate. The conditions shall be set forth in the Award document. The Award may provide for the payment of Awards in installments, or upon the satisfaction of divisional or Company-wide performance targets, as determined by the Committee. The Committee may, in its sole discretion, waive, in whole or in part, any remaining conditions to payment of a Grantee's Award. The Grantee shall not be permitted to sell, transfer, pledge or assign any amount payable pursuant to the Plan or an Award (provided that the right to payment under an Award may pass by will or the laws of descent and distribution).

                           (e)      Termination of Grantee's Employment.

                                (1) A transfer of an Eligible Employee between
two employers, each of which is the Company or a Subsidiary (a "Transfer"), shall not be deemed a termination of employment. The Committee may grant Awards pursuant to which the Committee reserves the right to modify the calculation of an Award in connection with a Transfer. In general, except as otherwise provided by the Committee at the time an Award is granted or in connection with a Transfer, upon the Transfer of a Grantee between divisions while an Award is outstanding and unexpired, the outstanding Award shall be treated as having terminated and expired, and a new Award shall be treated as having been made, effective as of the effective date of the Transfer, for the portion of the Award which had not expired or been paid, but subject to the performance and payment conditions applicable generally to Awards for Grantees who are employees of the transferee division, all as shall be determined by the Committee in an equitable manner.

                                (2) In the event that a Grantee terminates
employment with the Company and its Subsidiaries, all Awards remaining subject to conditions to payment shall be forfeited by the Grantee and deemed canceled by the Company.

                           (f) Time of Grant. Subject to Paragraph 11, and as
further provided in Paragraphs 7, 8, 9 and 10, following the satisfaction of the conditions to payment of an Award, the Company shall pay the Grantee (or the person to whom the right to payment may have passed by will or the laws of descent and distribution) the amount payable in connection with the lapse of such restrictions.

                   7.      CONDITIONS TO PAYMENT OF CASH BONUS AWARDS

                           Except as otherwise determined by the Committee and
provided in the terms of an Award:

                           (a) The restrictions on the payment of Awards of
Grantees employed by the Company shall be determined pursuant to Paragraph 8.

                           (b) The conditions to the payment of Awards of
Grantees employed by the Cable Division shall be determined pursuant to Paragraph 9.

                           (c) The conditions to the payment of Awards of
Grantees employed by the Cellular Division shall be determined pursuant to Paragraph 10.

                  8.       CORPORATE TARGET AND CASH BONUS

                           (a) Amount of Cash Bonus Award. The amount of an
Award to Eligible Employees of the Company shall be determined by the Committee.

                           (b) Target. The Target for Eligible Employees of the
Company shall be met for each Plan Year beginning after the Base Year if Consolidated Operating Cash Flow for the Company equals or exceeds the Compounded Annual Growth Rate for such Plan Year, where "r" equals 12 percent (0.12); provided that the Modified Target and Applicable Percent for purposes of this Paragraph 8 shall be determined in accordance with Exhibit A.

                           (c) Awards with Dates of Grant Before July 1, 1996.
Except as otherwise determined by the Committee and provided in the terms of an Award, the following rules shall apply if the Date of Grant of the Award is before July 1, 1996.

                                (i) Payment of Cash Bonus Award. The Cash Bonus
Award shall be paid to a Grantee at the following times if the following conditions are satisfied:

                                            (v)      15  percent  of  the  Award
                                                     shall be paid on or  before
                                                     March   15,   1997  if  the
                                                     Target  is met for the 1996
                                                     Plan  Year and the  Grantee
                                                     is an  active  employee  of
                                                     the Company or a Subsidiary
                                                     continuously  from the Date
                                                     of  Grant to  December  31,
                                                     1996.

                                            (w)      30 percent of the Award
                                                     (less any portion of the
                                                     Award previously paid to
                                                     Grantee) (the "1997 Basic
                                                     Award") shall be paid on or
                                                     before March 15, 1998 if
                                                     the Target is met for the
                                                     1997 Plan Year and the
                                                     Grantee is an active
                                                     employee of the Company or
                                                     a Subsidiary continuously
                                                     from the Date of Grant to
                                                     December 31, 1997;
                                                     provided, however, that if
                                                     a Modified Target is met
                                                     for the 1997 Plan Year, the
                                                     Applicable Percent of the
                                                     1997 Award shall be paid.

                                            (x)      45  percent  of  the  Award
                                                     (less  any  portion  of the
                                                     Award  previously  paid  to
                                                     Grantee)  (the "1998  Basic
                                                     Award") shall be paid on or
                                                     before  March  15,  1999 if
                                                     the  Target  is met for the
                                                     1998   Plan  Year  and  the
                                                     Grantee    is   an   active
                                                     employee  of the Company or
                                                     a

                                                     Subsidiary continuously
                                                     from the Date of Grant to
                                                     December 31, 1998;
                                                     provided, however, that if
                                                     a Modified Target is met
                                                     for the 1998 Plan Year, the
                                                     Applicable Percent of the
                                                     1998 Award shall be paid.

                                            (y)      60 percent of the Award
                                                     (less any portion of the
                                                     Award previously paid to
                                                     Grantee) (the "1999 Basic
                                                     Award") shall be paid on or
                                                     before March 15, 2000 if
                                                     the Target is met for the
                                                     1999 Plan Year and the
                                                     Grantee is an active
                                                     employee of the Company or
                                                     a Subsidiary continuously
                                                     from the Date of Grant to
                                                     December 31, 1999;
                                                     provided, however, that if
                                                     a Modified Target is met
                                                     for the 1999 Plan Year, the
                                                     Applicable Percent of the
                                                     1999 Award shall be paid.

                                            (z)      75 percent of the Award
                                                     (less any portion of the
                                                     Award previously paid to
                                                     Grantee) (the "2000 Basic
                                                     Award") shall be paid on or
                                                     before March 15, 2001 if
                                                     the Target is met for the
                                                     2000 Plan Year and the
                                                     Grantee is an active
                                                     employee of the Company or
                                                     a Subsidiary continuously
                                                     from the Date of Grant to
                                                     December 31, 2000;
                                                     provided, however, that if
                                                     a Modified Target is met
                                                     for the 2000 Plan Year, the
                                                     Applicable Percent of the
                                                     2000 Award shall be paid.

                                (ii) Payment of Supplemental Cash Bonus Award.
If the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000, the Grantee shall be paid an additional portion of the Cash Bonus Award on or before March 15, 2001. Such additional portion of the Cash Bonus Award shall be equal to the sum of the following amounts, provided that the amount determined under any of (v), (w),
(x), (y) or (z) below shall not be less than zero.

                                            (v)      5 percent of the Award if
                                                     the Target was met for the
                                                     1996 Plan Year or, if a
                                                     Modified Target was met for
                                                     the 1996 Plan Year, the
                                                     Applicable Percent of 5
                                                     percent of the Award.

                                            (w)      10 percent of the Award
                                                     (less the amount described
                                                     in Paragraph 8(c)(ii)(v))
                                                     (the "1997 Supplemental
                                                     Award") if the Target was
                                                     met for the 1997 Plan

                                                     Year or, if a Modified
                                                     Target was met for the 1997
                                                     Plan Year, the Applicable
                                                     Percent of the 1997
                                                     Supplemental Award.

                                            (x)      15  percent  of  the  Award
                                                     (less   the   sum   of  the
                                                     amounts     described    in
                                                     Paragraphs  8(c)(ii)(v) and
                                                     (w))       (the       "1998
                                                     Supplemental Award") if the
                                                     Target was met for the 1998
                                                     Plan Year or, if a Modified
                                                     Target was met for the 1998
                                                     Plan Year,  the  Applicable
                                                     Percent    of   the    1998
                                                     Supplemental Award.

                                            (y)      20  percent  of  the  Award
                                                     (less   the   sum   of  the
                                                     amounts     described    in
                                                     Paragraphs 8(c)(ii)(v), (w)
                                                     and   (x))    (the    "1999
                                                     Supplemental Award") if the
                                                     Target was met for the 1999
                                                     Plan Year or, if a Modified
                                                     Target was met for the 1999
                                                     Plan Year,  the  Applicable
                                                     Percent    of   the    1999
                                                     Supplemental Award.

                                            (z)      25  percent  of  the  Award
                                                     (less   the   sum   of  the
                                                     amounts     described    in
                                                     Paragraphs     8(c)(ii)(v),
                                                     (w),   (x)  and  (y))  (the
                                                     "2000 Supplemental  Award")
                                                     if the  Target  was met for
                                                     the 2000 Plan Year or, if a
                                                     Modified Target was met for
                                                     the  2000  Plan  Year,  the
                                                     Applicable  Percent  of the
                                                     2000 Supplemental Award.

                           (d) Awards With Dates of Grant After June 30, 1996.
Except as otherwise determined by the Committee and provided in the terms of an Award, the following rules shall apply if the Date of Grant of an Award is after June 30, 1996.

                                (i) For the first Plan Year in the Award Period,
the Annual Amount at Risk for such Plan Year shall be paid on or before March 15 next following such Plan Year if the Target is met for such Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of such Plan Year; provided, however, that if a Modified Target is met for such Plan Year, the Applicable Percent of the Annual Amount at Risk for such Plan Year shall be paid.

                                (ii) For each succeeding Plan Year in the Award
Period, the Cumulative Annual Amount at Risk (less any portion of the Award previously paid to the Grantee) (the "Succeeding Plan Year Basic Award") shall be paid on or before March 15 next following such Plan Year if the Target is met for such Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of such Plan Year; provided, however, that if a Modified Target is met for such succeeding Plan Year, the Applicable Percent of the Succeeding Plan Year Basic Award shall be paid.

                                (iii) If the Grantee is an active employee of
the Company or a Subsidiary continuously from the Date of Grant to December 31 of the last Plan Year in the Award Period, the Grantee shall be paid an additional portion of the Cash Bonus Award on or before March 15 of the next succeeding calendar year, determined as the sum of the following amounts:

                                            (x)      A  percentage  of the Award
                                                     if the  Target  was met for
                                                     the first  Plan Year in the
                                                     Award  Period,   or,  if  a
                                                     Modified Target was met for
                                                     the first  Plan Year in the
                                                     Award      Period,      the
                                                     Applicable  Percent of such
                                                     amount.

                                            (y)      A percentage of the Award
                                                     (less the sum of the
                                                     amounts described in
                                                     Paragraph 8(d)(iii)(x) and
                                                     this Paragraph 8(d)(iii)(y)
                                                     for all preceding Plan
                                                     Years) (the "Supplemental
                                                     Award") if the Target was
                                                     met for a succeeding Plan
                                                     Year in the Award Period,
                                                     or if a Modified Target was
                                                     met for such succeeding
                                                     Plan Year, the Applicable
                                                     Percent of the Supplemental
                                                     Award, provided that the
                                                     applicable amount for any
                                                     Plan Year shall not be less
                                                     than zero.

                                            (z)      The  portion  of the  Award
                                                     assigned  to each Plan Year
                                                     pursuant to this  Paragraph
                                                     8(d)(iii) shall be equal to
                                                     the product of (i) the Last
                                                     Year  Amount at Risk  times
                                                     (ii) the quotient  obtained
                                                     by dividing the  Cumulative
                                                     Annual  Amount  at Risk for
                                                     such Plan Year by the Total
                                                     Annual Amounts at Risk.

                  9.       CABLE DIVISION TARGET AND CASH BONUS

                           (a) Amount of Cash Bonus Award. The amount of an
Award to Eligible Employees of the Cable Division shall be determined by the Committee.

                           (b) Target. The Target for Eligible Employees of the
Cable Division shall be met for each Plan Year beginning after the Base Year if Consolidated Operating Cash Flow for the Cable Division equals or exceeds the Compounded Annual Growth Rate for such

Plan Year, where "r" equals 10 percent (0.10); provided that the Modified Target and Applicable Percent for purposes of this Paragraph 9 shall be determined in accordance with Exhibit A.

                           (c) Awards with Dates of Grant Before July 1, 1996.
Except as otherwise determined by the Committee and provided in the terms of an Award, the following rules shall apply if the Date of Grant of the Award is before July 1, 1996.

                                (i) Payment of Cash Bonus Award. The Cash Bonus
Award shall be paid to a Grantee at the following times if the following conditions are satisfied:

                                            (v)      15  percent  of  the  Award
                                                     shall be paid on or  before
                                                     March   15,   1997  if  the
                                                     Target  is met for the 1996
                                                     Plan  Year and the  Grantee
                                                     is an  active  employee  of
                                                     the Company or a Subsidiary
                                                     continuously  from the Date
                                                     of  Grant to  December  31,
                                                     1996.

                                            (w)      30 percent of the Award
                                                     (less any portion of the
                                                     Award previously paid to
                                                     Grantee) (the "1997 Basic
                                                     Award") shall be paid on or
                                                     before March 15, 1998 if
                                                     the Target is met for the
                                                     1997 Plan Year and the
                                                     Grantee is an active
                                                     employee of the Company or
                                                     a Subsidiary continuously
                                                     from the Date of Grant to
                                                     December 31, 1997;
                                                     provided, however, that if
                                                     a Modified Target is met
                                                     for the 1997 Plan Year, the
                                                     Applicable Percent of the
                                                     1997 Award shall be paid.

                                            (x)      45 percent of the Award
                                                     (less any portion of the
                                                     Award previously paid to
                                                     Grantee) (the "1998 Basic
                                                     Award") shall be paid on or
                                                     before March 15, 1999 if
                                                     the Target is met for the
                                                     1998 Plan Year and the
                                                     Grantee is an active
                                                     employee of the Company or
                                                     a Subsidiary continuously
                                                     from the Date of Grant to
                                                     December 31, 1998;
                                                     provided, however, that if
                                                     a Modified Target is met
                                                     for the 1998 Plan Year, the
                                                     Applicable Percent of the
                                                     1998 Award shall be paid.

                                            (y)      60  percent  of  the  Award
                                                     (less  any  portion  of the
                                                     Award  previously  paid  to
                                                     Grantee)  (the "1999  Basic
                                                     Award") shall be paid on or
                                                     before  March  15,  2000 if
                                                     the  Target  is met for the
                                                     1999   Plan  Year  and  the
                                                     Grantee    is   an   active
                                                     employee  of the Company or
                                                     a

                                                     Subsidiary continuously
                                                     from the Date of Grant to
                                                     December 31, 1999;
                                                     provided, however, that if
                                                     a Modified Target is met
                                                     for the 1999 Plan Year, the
                                                     Applicable Percent of the
                                                     1999 Award shall be paid.

                                            (z)      75 percent of the Award
                                                     (less any portion of the
                                                     Award previously paid to
                                                     Grantee) (the "2000 Basic
                                                     Award") shall be paid on or
                                                     before March 15, 2001 if
                                                     the Target is met for the
                                                     2000 Plan Year and the
                                                     Grantee is an active
                                                     employee of the Company or
                                                     a Subsidiary continuously
                                                     from the Date of Grant to
                                                     December 31, 2000;
                                                     provided, however, that if
                                                     a Modified Target is met
                                                     for the 2000 Plan Year, the
                                                     Applicable Percent of the
                                                     2000 Award shall be paid.

                                (ii) Payment of Supplemental Cash Bonus Award.
If the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000, the Grantee shall be paid an additional portion of the Cash Bonus Award on or before March 15, 2001. Such additional portion of the Cash Bonus Award shall be equal to the sum of the following amounts, provided that the amount determined under any of (v), (w),
(x), (y) or (z) below shall not be less than zero.

                                            (v)      5 percent of the Award if
                                                     the Target was met for the
                                                     1996 Plan Year or, if a
                                                     Modified Target was met for
                                                     the 1996 Plan Year, the
                                                     Applicable Percent of 5
                                                     percent of the Award.

                                            (w)      10 percent of the Award
                                                     (less the amount described
                                                     in Paragraph 9(c)(ii)(v))
                                                     (the "1997 Supplemental
                                                     Award") if the Target was
                                                     met for the 1997 Plan Year
                                                     or, if a Modified Target
                                                     was met for the 1997 Plan
                                                     Year, the Applicable
                                                     Percent of the 1997
                                                     Supplemental Award.

                                            (x)      15 percent of the Award
                                                     (less the sum of the
                                                     amounts described in
                                                     Paragraphs 9(c)(ii)(v) and
                                                     (w)) (the "1998
                                                     Supplemental Award") if the
                                                     Target was met for the 1998
                                                     Plan Year or, if a Modified
                                                     Target was met for the 1998
                                                     Plan Year, the Applicable
                                                     Percent of the 1998
                                                     Supplemental Award.

                                            (y)      20  percent  of  the  Award
                                                     (less   the   sum   of  the
                                                     amounts     described    in
                                                     Paragraphs 9(c)(ii)(v), (w)
                                                     and   (x))    (the    "1999
                                                     Supplemental Award") if the
                                                     Target was met for the 1999
                                                     Plan Year or, if a Modified
                                                     Target was met for the 1999
                                                     Plan Year,  the  Applicable
                                                     Percent    of   the    1999
                                                     Supplemental Award.

                                            (z)      25  percent  of  the  Award
                                                     (less   the   sum   of  the
                                                     amounts     described    in
                                                     Paragraphs     9(c)(ii)(v),
                                                     (w),   (x)  and  (y))  (the
                                                     "2000 Supplemental  Award")
                                                     if the  Target  was met for
                                                     the 2000 Plan Year or, if a
                                                     Modified Target was met for
                                                     the  2000  Plan  Year,  the
                                                     Applicable  Percent  of the
                                                     2000 Supplemental Award.

                           (d) Awards With Dates of Grant After June 30, 1996.
Except as otherwise determined by the Committee and provided in the terms of an Award, the following rules shall apply if the Date of Grant of an Award is after June 30, 1996.

                                (i) For the first Plan Year in the Award Period,
the Annual Amount at Risk for such Plan Year shall be paid on or before March 15 next following such Plan Year if the Target is met for such Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of such Plan Year; provided, however, that if a Modified Target is met for such Plan Year, the Applicable Percent of the Annual Amount at Risk for such Plan Year shall be paid.

                                (ii) For each succeeding Plan Year in the Award
Period, the Cumulative Annual Amount at Risk (less any portion of the Award previously paid to the Grantee) (the "Succeeding Plan Year Basic Award") shall be paid on or before March 15 next following such Plan Year if the Target is met for such Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of such Plan Year; provided, however, that if a Modified Target is met for such succeeding Plan Year, the Applicable Percent of the Succeeding Plan Year Basic Award shall be paid.

                                (iii) If the Grantee is an active employee of
the Company or a Subsidiary continuously from the Date of Grant to December 31 of the last Plan Year in the Award Period, the Grantee shall be paid an additional portion of the Cash Bonus Award on or before March 15 of the next succeeding calendar year, determined as the sum of the following amounts:

                                            (x) A percentage of the Award if the
                                                Target was met for the first
                                                Plan Year in the Award Period,
                                                or, if a

                                                Modified Target was met for the
                                                first Plan Year in the Award
                                                Period, the Applicable Percent
                                                of such amount.

                                            (y) A percentage of the Award (less
                                                the sum of the amounts described
                                                in Paragraph 9(d)(iii)(x) and
                                                this Paragraph 9(d)(iii)(y) for
                                                all preceding Plan Years) (the
                                                "Supplemental Award") if the
                                                Target was met for a succeeding
                                                Plan Year in the Award Period,
                                                or if a Modified Target was met
                                                for such succeeding Plan Year,
                                                the Applicable Percent of the
                                                Supplemental Award, provided
                                                that the applicable amount for
                                                any Plan Year shall not be less
                                                than zero.

                                            (z) The portion of the Award
                                                assigned to each Plan Year
                                                pursuant to this Paragraph
                                                9(d)(iii) shall be equal to the
                                                product of (i) the Last Year
                                                Amount at Risk times (ii) the
                                                quotient obtained by dividing
                                                the Cumulative Annual Amount at
                                                Risk for such Plan Year by the
                                                Total Annual Amounts at Risk.

                  10.      CELLULAR DIVISION TARGET AND CASH BONUS

                           (a) Amount of Cash Bonus Award. The amount of an
Award to Eligible Employees of the Cellular Division shall be determined by the Committee.

                           (b) Target. The Target for Eligible Employees of the
Cellular Division shall be met for each Plan Year beginning after the Base Year if Consolidated Operating Cash Flow for the Cellular Division equals or exceeds the Compounded Annual Growth Rate for such Plan Year, where "r" equals 15 percent (0.15); provided that the Modified Target and Applicable Percent for purposes of this Paragraph 10 shall be determined in accordance with Exhibit A.

                           (c) Awards with Dates of Grant Before July 1, 1996.
Except as otherwise determined by the Committee and provided in the terms of an Award, the following rules shall apply if the Date of Grant of an Award is before July 1, 1996.

                                (i) Payment of Cash Bonus Award - Performance
Target Condition. Half of the Cash Bonus Award (hereinafter, the "Cellular Performance Award") shall be subject to service and performance conditions. If the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000, the Grantee shall be paid all or part of the Cellular Performance Award on or before March 15, 2001.

The Cellular Performance Award shall be equal to the sum of the following amounts, provided that the amount determined under any of (v), (w), (x), (y) or
(z) below shall not be less than zero.

                                            (v)      20 percent of the  Cellular
                                                     Performance  Award  if  the
                                                     Target was met for the 1996
                                                     Plan Year or, if a Modified
                                                     Target was met for the 1996
                                                     Plan Year,  the  Applicable
                                                     Percent  of 20  percent  of
                                                     the  Cellular   Performance
                                                     Award.

                                            (w)      40 percent of the  Cellular
                                                     Performance Award (less the
                                                     amount     described     in
                                                     Paragraph 10(c)(i)(v)) (the
                                                     "1997 Cellular  Performance
                                                     Award")  if the  Target was
                                                     met for the 1997  Plan Year
                                                     or,  if a  Modified  Target
                                                     was met for the  1997  Plan
                                                     Year,     the    Applicable
                                                     Percent    of   the    1997
                                                     Cellular Performance Award.

                                            (x)      60 percent of the  Cellular
                                                     Performance Award (less the
                                                     sum    of    the    amounts
                                                     described   in   Paragraphs
                                                     10(c)(i)(v)  and (w))  (the
                                                     "1998 Cellular  Performance
                                                     Award")  if the  Target was
                                                     met for the 1998  Plan Year
                                                     or,  if a  Modified  Target
                                                     was met for the  1998  Plan
                                                     Year,     the    Applicable
                                                     Percent    of   the    1998
                                                     Cellular Performance Award.

                                            (y)      80 percent of the  Cellular
                                                     Performance Award (less the
                                                     amounts     described    in
                                                     Paragraphs 10(c)(i)(v), (w)
                                                     and   (x))    (the    "1999
                                                     Cellular        Performance
                                                     Award")  if the  Target was
                                                     met for the 1999  Plan Year
                                                     or,  if a  Modified  Target
                                                     was met for the  1999  Plan
                                                     Year,     the    Applicable
                                                     Percent    of   the    1999
                                                     Cellular Performance Award.

                                            (z)      100 percent of the Cellular
                                                     Performance Award (less the
                                                     amounts     described    in
                                                     Paragraphs     10(c)(i)(v),
                                                     (w),   (x)  and  (y))  (the
                                                     "2000 Cellular  Performance
                                                     Award")  if the  Target was
                                                     met for the 2000  Plan Year
                                                     or,  if a  Modified  Target
                                                     was met for the  2000  Plan
                                                     Year,     the    Applicable
                                                     Percent    of   the    2000
                                                     Cellular Performance Award.

                                (ii) Payment of Cash Bonus Award - Service
Condition. Half of the Cash Bonus Award (hereinafter, the "Cellular Service Award") shall be subject to service conditions, and shall be paid to a Grantee at the following times if the following conditions are satisfied:

                                            (v)      20 percent of the Cellular
                                                     Service Award shall be paid
                                                     on or before February 29,
                                                     1996.

                                            (w)      20 percent of the  Cellular
                                                     Service Award shall be paid
                                                     on or before  February  28,
                                                     1998 if the  Grantee  is an
                                                     active   employee   of  the
                                                     Company  or  a   Subsidiary
                                                     continuously  from the Date
                                                     of  Grant to  December  31,
                                                     1997.

                                            (x)      20 percent of the  Cellular
                                                     Service Award shall be paid
                                                     on or before  February  28,
                                                     1999 if the  Grantee  is an
                                                     active   employee   of  the
                                                     Company  or  a   Subsidiary
                                                     continuously  from the Date
                                                     of  Grant to  December  31,
                                                     1998.

                                            (y)      20 percent of the  Cellular
                                                     Service Award shall be paid
                                                     on or before  February  29,
                                                     2000 if the  Grantee  is an
                                                     active   employee   of  the
                                                     Company  or  a   Subsidiary
                                                     continuously  from the Date
                                                     of  Grant to  December  31,
                                                     1999.

                                            (z)      20 percent of the  Cellular
                                                     Service Award shall be paid
                                                     on or before  February  28,
                                                     2001 if the  Grantee  is an
                                                     active   employee   of  the
                                                     Company  or  a   Subsidiary
                                                     continuously  from the Date
                                                     of  Grant to  December  31,
                                                     2000.

                           (d) Awards With Dates of Grant After June 30, 1996.
Except as otherwise determined by the Committee and provided in the terms of an Award, the following rules shall apply if the Date of Grant of an Award is after June 30, 1996.

                                (i) Payment of Cash Bonus Award - Performance
Target. Half of the Cash Bonus Award (hereinafter, the "Cellular Performance Award") shall be subject to service and performance conditions. If the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31 of the last Plan Year in the Award Period, the Grantee shall be paid all or part of the Cellular Performance Award on or before March 15 of the next succeeding calendar year. The Cellular Performance Award shall be equal to the sum of the following amounts:

                                            (x)      A  percentage  of the Award
                                                     if the  Target  was met for
                                                     the first  Plan Year in the
                                                     Award  Period,   or,  if  a
                                                     Modified Target was met for
                                                     the first  Plan Year in the
                                                     Award      Period,      the
                                                     Applicable  Percent of such
                                                     amount.

                                            (y)      A percentage of the Award
                                                     (less the sum of the
                                                     amounts described in
                                                     Paragraph 10(d)(i)(x) and
                                                     this Paragraph 10(d)(i)(y)
                                                     for all preceding Plan
                                                     Years) (the "Performance
                                                     Award Amount") if the
                                                     Target was met for a
                                                     succeeding Plan Year in the
                                                     Award Period, or if a
                                                     Modified Target was met for
                                                     such succeeding Plan Year,
                                                     the Applicable Percent of
                                                     such Performance Award
                                                     Amount, provided that the
                                                     applicable amount for any
                                                     Plan Year shall not be less
                                                     than zero.

                                            (z)      The portion of the Award
                                                     assigned to each Plan Year
                                                     pursuant to this Paragraph
                                                     10(d)(i) shall be equal to
                                                     the "Cumulative Cellular
                                                     Performance Award." For
                                                     purposes of this Paragraph
                                                     10(d)(i), the term
                                                     "Cumulative Cellular
                                                     Performance Award" means
                                                     the product of the Cellular
                                                     Performance Award times a
                                                     fraction, the numerator of
                                                     which is the value "n"
                                                     assigned to such Plan Year
                                                     pursuant to Paragraph 2(v),
                                                     and the denominator of
                                                     which is the total number
                                                     of Plan Years in the Award
                                                     Period.

                                (ii) Payment of Cash Bonus Award - Service
Condition. Half of the Cash Bonus Award (hereinafter, the "Cellular Service Award") shall be subject to service conditions, and shall be paid to a Grantee at the following times if the following conditions are satisfied, provided that no payment of a Cellular Service Award shall be made unless the Grantee shall have delivered to the Company a duly executed employment agreement in form and substance satisfactory to the Company:

                                            (w)      A percentage of the
                                                     Cellular Service Award
                                                     shall be paid as soon as
                                                     reasonably practicable
                                                     following the Date of
                                                     Grant.

                                            (x)      A    percentage    of   the
                                                     Cellular    Service   Award
                                                     shall be paid on or  before
                                                     the last day of February of
                                                     the third  Plan Year in the
                                                     Award  Period,  if any,  if
                                                     the  Grantee  is an  active
                                                     employee  of the Company or
                                                     a

                                                     Subsidiary continuously
                                                     from the Date of Grant to
                                                     December 31 of the second
                                                     Plan Year in the Award
                                                     Period.

                                            (y)      A    percentage    of   the
                                                     Cellular    Service   Award
                                                     shall be paid on or  before
                                                     the last day of February of
                                                     each  succeeding  Plan Year
                                                     in  the  Award  Period,  if
                                                     any,  if the  Grantee is an
                                                     active   employee   of  the
                                                     Company  or  a   Subsidiary
                                                     continuously  from the Date
                                                     of Grant to  December 31 of
                                                     the  Plan  Year   preceding
                                                     such  succeeding  Plan Year
                                                     in the Award Period.

                                            (z)      The   percentage   of   the
                                                     Cellular    Service   Award
                                                     assigned  to each Plan Year
                                                     pursuant to this  Paragraph
                                                     10(d)(ii) shall be equal to
                                                     the  quotient  obtained  by
                                                     dividing    the    Cellular
                                                     Service Award by the number
                                                     of Plan  Years in the Award
                                                     Period.

                  11.      TAXES

                           The Company shall withhold the amount of any federal,
state, local or other tax, charge or assessment attributable to the grant of any Award or lapse of restrictions under any Award as it may deem necessary or appropriate, in its sole discretion.

                  12.      TERMINATING EVENTS

                           The Committee shall give Grantees at least thirty
(30) days' notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event. The Committee may, in its discretion, provide in such notice that upon the consummation of such Terminating Event, any remaining conditions to payment of a Grantee's Award shall be waived, in whole or in part.

                  13.      AMENDMENT AND TERMINATION

                           The Plan may be terminated by the Board or the
Committee at any time. The Plan may be amended by the Board or the Committee at any time. No Award shall be affected by any such termination or amendment without the written consent of the Grantee.

                  14.      EFFECTIVE DATE

                           The effective date of this amendment and restatement
of the Plan is June 21, 1999, the date on which it was adopted by the Committee. To the extent provided by the Committee, the rules of the Plan, as amended and restated, shall apply to the determination of payments to be made pursuant to the Plan on and after the effective date of this amendment and restatement of the Plan.

                  15.      GOVERNING LAW

                           The Plan and all determinations made and actions
taken pursuant to the Plan shall be governed in accordance with Pennsylvania law.


                        Executed this 21st day of June, 1999.


                              COMCAST CORPORATION




                             BY: /s/ Stanley Wang



                             ATTEST: /s/ Arthur Block

                                   EXHIBIT A

                    Applicable Percents and Modified Targets


          Achievement Range                                 Percent Vested
          -----------------                                 --------------
               100%                                            100%
             95 - 99%                                           95%
             90 - 94%                                           90%
             85 - 89%                                           80%
             80 - 84%                                           70%
             75 - 79%                                           50%
             70 - 74%                                           30%
           less than 70%                                         0%